Advances to Equity Accounted Joint Ventures	6 Months Ended
Jun. 30, 2015
Receivables [Abstract]
Advances to Equity Accounted Joint Ventures
6.	Advances to Equity Accounted Joint Ventures

a) The Partnership has a 50% interest in Exmar LPG, a joint venture with Exmar, and a 50% interest in the Excalibur Joint Venture, which owns an LNG carrier, the Excalibur. As of June 30, 2015, the Partnership had advances of $67.5 million due from Exmar LPG and $2.5 million due from the Excalibur Joint Venture. These advances bear interest at LIBOR plus margins ranging from 0.50% to 2.00% and have no fixed repayment terms. As at June 30, 2015, the interest accrued on these advances was $0.5 million (December 31, 2014 – $0.6 million). Both the advances and the accrued interest on these advances are included in investments and advances to equity accounted joint ventures in the Partnership’s consolidated balance sheets.

b) The Partnership has a 50% interest in a joint venture with China LNG Shipping (Holdings) Limited (or the Yamal LNG Joint Venture) and as of June 30, 2015, the Partnership had advanced $96.9 million to the Yamal LNG Joint Venture (December 31, 2014 – $95.3 million). The advances bear interest at LIBOR plus 3.00% compounded semi-annually. As of June 30, 2015, the interest accrued on these advances was $3.0 million (December 31, 2014 – $1.0 million). Both the advances and the accrued interest on these advances are included in investments and advances to equity accounted joint ventures in the Partnership’s consolidated balance sheets.